1933 Act File No. 2-38910
                                                       1940 Act File No. 8112145

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 44 [X]
                                       And
           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940
                       Post-Effective Amendment No. 25 [X]

                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                      -------------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check  appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485
-------

   X     on May 1, 1998 pursuant to paragraph (b) of Rule 485
-------

         60 days after filing pursuant to paragraph (a)(1) of Rule 485
-------

         on (date) pursuant to paragraph (a) (1) of Rule 485
-------

         75 days after filing pursuant to paragraph (a)(2) of Rule 485
-------

         on (date) pursuant to paragraph (a) (2) of Rule 485
-------

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a
-------
         previously filed post-effective amendment

                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                                    FORM N-1A

                              Cross Reference Sheet
                         Post-Effective Amendment No. 44
                             Pursuant to Rule 481(a)

Form N-1A         Location In Prospectus or
Item No.          Statement of Additional Information
--------          -----------------------------------

1                 Cover Page
2                 Fee Table
3 (a)             Financial Highlights; Performance
3 (b)             N/A
3 (c)             Performance
3 (d)             N/A
4 (a) (i)         Cover Page
4 (a) (ii)        Investment Objective; How We Invest
4 (b) (c)         How We Invest
5 (a)             Our Management
5 (b)             Back Cover Page
5 (c)             Our Management
5 (d)             N/A
5 (e)             Back Cover Page
5 (f)             Our Management
5 (g)             N/A
5 A               Performance
6 (a)             Cover Page
6 (b) (c) (d)     N/A
6 (e)             Cover Page
6 (f) (g)         Dividends, Capital Gains
                  Distributions and Taxes
6 (h)             N/A
7 (a)             Back Cover Page
7 (b) (c)
  (d) (e) (f)     Purchases
8                 Redemptions
9                 N/A
10                Cover Page
11                Cover Page - Table of Contents
12                N/A
13                Investment Objective and Policies
14                Directors and Officers
15 (a) (b)        N/A
15 (c)            Directors and Officers
16 (a) (i)        Investment Advisory and Other Services
16 (a) (ii)       Directors and Officers
16 (a) (iii)      Investment Advisory and Other Services
16 (b)            Investment Advisory and Other Services
16 (c) (d)
   (e) (g)        N/A

Form N-1A         Location in Prospectus or
Item No.          Statement of Additional Information
--------          -----------------------------------

16 (f)            Purchases, Redemptions
                  and Shareholder Services; Investment Advisory and Other
                  Services
16 (h)            Investment Advisory and Other Services
16 (i)            N/A
17 (a)            Portfolio Transactions
17 (b)            N/A
17 (c)            Portfolio Transactions
17 (d)            Portfolio Transactions
17 (e)            N/A
18 (a)            Cover Page
18 (b)            N/A
19 (a) (b)        Purchases, Redemptions
                  and Shareholder Services; Notes
                  to Financial Statements
19 (c)            N/A
20                Taxes
21 (a)                  Purchases, Redemptions
                  and Shareholder Services
21 (b) (c)        N/A
22 (a)            N/A
22 (b)            Past Performance
23                Financial Statements

      This Prospectus sets forth concisely the information about Lord Abbett Bond-Debenture Fund, Inc. ("we" or the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

      The Fund has five classes of shares. This Prospectus offers four of those classes designated Class A, B, C and P shares which provide investors with different purchase options. See "Purchases" for a description of these choices.

      Our investment objective is high current income and the opportunity for capital appreciation to produce a high total return. There can be no assurance that this objective will be achieved.

      The Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

Shaded terms are defined in the Glossary of Terms.

      Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LORD ABBETT
BOND-DEBENTURE FUND

PROSPECTUS
      May 1, 1998

      TABLE OF CONTENTS                            PAGE

      How We Invest                                 2
      Risk Factors                                  2
      Portfolio Management                          2
      Investor Expenses                             2
      Financial Highlights                          3
      Purchases                                     4
      Opening Your Account                          5
      Shareholder Services                          6
      Redemptions                                   7
      Dividends and Capital Gains                   7
      Our Management                                8
      Fund Performance                              8
      Investment Policies, Risks and Limits         8
      Sales Compensation                            9
      Glossary of Terms                            10

LORD, ABBETT & CO.
Investment Management
A Tradition of Performance Through Disciplined Investing

The General Motors Building
767 Fifth Avenue o New York o New York o 10153
(800) 426-1130

--------------------------------------------------------------------------------
HOW WE INVEST

      Normally, we invest in lower-rated debt securities, which entail greater risks than investments in higher-rated debt securities. The former are referred to colloquially as "junk bonds." At least 20% of our assets must be invested in any combination of investment-grade debt securities, U.S. Government securities and cash equivalents.

      We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Under normal circumstances, we invest at least 65% of our total assets in bonds and/or debentures. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

      We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, can generate higher yields.

      See "Investment Policies, Risks and Limits."
--------------------------------------------------------------------------------
RISK FACTORS

      The lower-rated bonds in which the Fund invests involve risks that interest and principal payments may not be made. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. In addition, the value of your investment will change as the general levels of interest rates fluctuate. When interest rates decline, share value may rise. When interest rates rise, share value may decline. The Fund employs other investment practices, such as investments in foreign securities, illiquid securities and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits."
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

      Christopher J. Towle, Executive Vice President and portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Towle has been with Lord, Abbett & Co. ("Lord Abbett") since 1988 and has over 17 years of investment experience.Mr. Towle is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.
--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses shown below are based on estimated expenses for the current fiscal year. Future expenses may be different than those shown.

--------------------------------------------------------------------------------
Bond-Debenture Fund                        Class A   Class B   Class C   Class P
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                   4.75%     None      None      None
Deferred Sales Charge (See "Purchases")      None      5.00%     1.00%     None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees                              0.46%     0.46%     0.46%     0.46%
  (See "Our Management")
--------------------------------------------------------------------------------
12b-1 Fees(1)                                0.28%     1.00%     1.00%     0.45%
--------------------------------------------------------------------------------
Other Expenses                               0.15%     0.15%     0.15%     0.15%
   (See "Our Management")
--------------------------------------------------------------------------------
Total Operating Expenses                     0.89%     1.61%     1.61%     1.06%
--------------------------------------------------------------------------------

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

--------------------------------------------------------------------------------
Share Class                                 1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Class A shares                                 $56       $75       $94      $152
Class B shares(2)                              $66       $81      $108      $172
Class C shares                                 $26       $51       $88      $191
Class P shares                                 $11       $34       $58      $129
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares:

Class A shares                                 $56       $75       $94      $152
Class B shares(2)                              $16       $51       $88      $172
Class C shares                                 $16       $51       $88      $191
Class P shares                                 $11       $34       $58      $129

This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.

(1) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Fund's Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Fund's 1997 Annual Report.

-------------------------------------------------------------------------------------------------
Per Class A Share+ Operating                             Year Ended December 31,
Performance:                              1997         1996       1995        1994        1993
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $    9.41    $    9.29  $     8.71  $     9.95  $    9.43
Income from investment operations
  Net investment income                      .75(a)       .81         .85         .84        .89
  Net realized and unrealized
  gain (loss) on investments                 .40          .17         .606      (1.203)      .55
  Total from investment operations          1.15          .98        1.456       (.363)     1.44
Distributions
  Dividends from net investment income      (.80)        (.86)       (.876)      (.877)     (.92)
Net asset value, end of year           $    9.76    $    9.41  $     9.29  $     8.71  $    9.95
Total Return(b)                            12.70%       11.16%      17.50%      (3.87)%    15.97%
  Ratios to Average Net Assets:
  Expenses                                  0.89%        0.89%       0.82%       0.88%      0.88%
  Net Investment Income                     7.89%        8.77%       9.41%       8.97%      9.17%

-------------------------------------------------------------------------------------------------
Per Class A Share+ Operating                             Year Ended December 31,
Performance:                              1992         1991       1990        1989        1988
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $    9.02    $    7.36  $     9.03  $     9.59  $    9.39
Income from investment operations
  Net investment income                      .95          .98        1.02        1.04       1.09
  Net realized and unrealized
  gain (loss) on investments                 .42         1.66       (1.65)       (.56)       .15
  Total from investment operations          1.37         2.64        (.63)        .48       1.24
Distributions
  Dividends from net investment income      (.96)        (.98)      (1.04)      (1.04)     (1.04)
Net asset value, end of year           $    9.43    $    9.02  $     7.36  $     9.03  $    9.59
Total Return(b)                            15.99%       38.34%      (7.57)%      5.06%     13.80%
  Ratios to Average Net Assets:
  Expenses                                  0.84%        0.85%       0.80%       0.59%      0.64%
  Net Investment Income                    10.18%       11.96%      12.48%      10.97%     11.29%

------------------------------------------------------------------------------------------------------------------------------
                                                        Class B Shares                           Class C Shares
Per Class Share Operating                       Year Ended      August 1, 1996(c) to      Year Ended      July 15, 1996(c) to
Performance                                 December 31, 1997    December 31, 1996    December 31, 1997    December 31, 1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    9.41            $   9.13             $    9.41            $   9.05
Income from investment operations
  Net investment income                              .68(a)              .34                   .69(a)              .35
  Net realized and unrealized
  gain on securities                                 .38                 .26                   .39                 .33
  Total from investment operations                  1.06                 .60                  1.08                 .68
Distributions
  Dividends from net investment income              (.72)               (.32)                 (.72)               (.32)
Net asset value, end of period                 $    9.75            $   9.41             $    9.77            $   9.41
Total Return(b)                                    11.85%               6.57%(d)             11.97%               7.86%(d)
Ratios to Average Net Assets:
  Expenses                                          1.63%               0.70%(d)              1.58%               0.75%(d)
  Net investment income                             7.06%               3.37%(d)              7.16%               3.72%(d)

--------------------------------------------------------------------------------------------------------
                                                            Year Ended December 31,
Supplemental Data For All Classes:       1997          1996          1995          1994          1993
--------------------------------------------------------------------------------------------------------
Net Assets, end of year (000)        $2,866,184    $2,129,421    $1,339,508    $  987,613    $  969,736

Portfolio turnover rate                   89.14%       106.79%       134.90%       147.98%       159.79%

--------------------------------------------------------------------------------------------------------
                                                            Year Ended December 31,
Supplemental Data For All Classes:       1992          1991          1990          1989          1988
--------------------------------------------------------------------------------------------------------
Net Assets, end of year (000)        $  734,017    $  594,008    $  480,847    $  643,953    $  717,775

Portfolio turnover rate                  188.44%       208.49%       145.47%       123.77%       140.01%

+ The fund had only one class of shares prior to July 12, 1996. That class of shares is now designated Class A shares.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of front-end sales or contingent deferred sales charges.

(c) Commencement of operations for Class shares.

(d) Not annualized.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
PURCHASES

This Prospectus offers four classes of shares: Class A, B, C and P. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered based on the per share net asset value ("NAV") next computed after we accept your purchase order submitted in proper form, plus a front-end sales charge as described below, in the case of the Class A shares and without a front-end sales charge, in the case of the Class B, C and P shares as described below. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

                                     Class A

o     Normally offered with a front-end sales charge.

o     Lower annual expenses than Class B and Class C shares.

                                     Class B

o     No front-end sales charge.

o     Higher annual expenses than Class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.

o     Automatically convert to Class A shares after eight years.

                                     Class C

o     No front-end sales charge.

o     Higher annual expenses than Class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.

Class P shares, available to a limited number of shareholders, are described on the next page.

It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

Class A Shares. Front-end sales charges are as follows:

                                                                    To Compute
                                          As a % of    As a % of  Offering Price
                                          Offering        Your        Divide
Your Investment                             Price      Investment     NAV by
--------------------------------------------------------------------------------
Less than $50,000                           4.75%         4.99%        .9525
$50,000 to $99,999                          4.75%         4.99%        .9525
$100,000 to $249,999                        3.75%         3.90%        .9625
$250,000 to $499,999                        2.75%         2.83%        .9725
$500,000 to $999,999                        2.00%         2.04%        .9800
$1,000,000 or more                            No Sales Charge         1.0000

Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a lower sales charge when purchasing Class A shares if you inform the Fund that you are eligible at the time of purchase.

o Rights of Accumulation -- a Purchaser can add the share value of any Eligible Fund already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.

o Statement of Intention -- a Purchaser can purchase Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under the following circumstances.

1     Purchases of $1 million or more. P

2     Purchases by Retirement Plans with at least 100 eligible employees. P

3     Purchases under a Special Retirement Wrap Program. P

4 Purchases made with dividends and distributions on Class A shares of another Eligible Fund.

5 Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares.

6 Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

7     Purchases under a Mutual Fund Wrap-Fee Program.

8     Lord Abbett Consultants/Advisers.

9     Employees of our shareholder servicing agent.

10    Employees of any national securities trade organization to which

Lord Abbett belongs.

11 Employees of Lord Abbett and our Directors/Trustees (active or retired), their spouses, including surviving spouses, and other family members.

                                                Contingent Deferred
Anniversary(1)                                  Sales Charge on
of the Day on                                   Redemptions
Which the Purchase                              (As % of Amount
Order Was Accepted                              Subject to Charge)

On                           Before
                             1st                        5.0%
1st                          2nd                        4.0%
2nd                          3rd                        3.0%
3rd                          4th                        3.0%
4th                          5th                        2.0%
5th                          6th                        1.0%
on or after the                                         None
6th anniversary(2)

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

12 Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6, 9, 10 and 11 above.

P     May be subject to a contingent deferred sales charge.

Contingent Deferred Sales Charges ("CDSC"). The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

Class A Share CDSC. If you buy Class A shares under one of the starred (P) categories listed above subject to a dealer's concession of up to 1% and you redeem any of the Class A shares within 24 months after the month in which you initially purchased such shares, the Fund normally will collect a CDSC of 1%.

The Class A share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC varies depending on how long you own your shares according to the following schedule.

The Class B share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans.

o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.

o     Death of the shareholder (natural person).

o On redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

Application of CDSC to a Redemption. To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order.

1     Shares acquired by reinvestment of dividends and capital gains.

2     Shares held for six years or more (Class B) or one year or more (Class C).

3 Shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C).

Class P Shares.

o     No front-end sales charge.

o     Lower annual expenses than Class B and Class C shares.

o     No CDSC.

      Class P shares are available to a limited number of investors. Class P shares are currently sold at net asset value to the trustees of, or employer-sponsors with respect to, pension or Retirement Plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

      Purchases and redemptions of Class P shares will be effected at net asset value by trustees, custodians or employers on behalf of plan participants.

--------------------------------------------------------------------------------
OPENING YOUR ACCOUNT
Minimum Initial Investment
--------------------------------------------------------------------------------
o Regular account                                                $1,000
--------------------------------------------------------------------------------
o Individual Retirement Accounts
  (Traditional, Education and Roth) and 403(b)                     $250
--------------------------------------------------------------------------------
o Invest-A-Matic and Div-Move                              $250 initial
                                                 $50 subsequent minimum

For Retirement Plans and Mutual Fund Wrap Programs, there is no minimum investment required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should read this Prospectus carefully before placing your order to assure your order is in proper form.

Lord Abbett Bond-Debenture Fund, Inc.
P.O. Box 419100
Kansas City, MO 64141

Proper Form. To be in proper form an order submitted directly to the Fund must contain (1) a completed Application Form or information and any other documentation required supplementally by the Fund, and (2) payment by check. For more information regarding proper form of a purchase order, call the Fund at 800-821-5129.

Payment must be credited in U.S. dollars to our custodian bank's account.

IMPORTANT INFORMATION. If you fail to provide a correct taxpayer identification number or to make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold a portion (31%) of any redemption proceeds and of any dividend or distribution on your account.

By Exchange. Telephone the Fund at 1-800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

      We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

Telephone Exchanges. You or your investment professional, with proper identification, can instruct the Fund by telephone to exchange shares of any class for the same class of any Eligible Fund. Instructions must be received by the Fund in Kansas City by calling 1-800-821-5129 prior to the close of the New York Stock Exchange ("NYSE") to obtain an Eligible Fund's NAV per class share on that day. Exchanges will be treated as a sale for federal tax purposes.

      For your protection, telephone requests for exchanges are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account num-ber, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

      Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing.

You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

Invest-A-Matic. You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Fund by means of automatic money transfers from your bank checking account. See the attached Application Form for instructions.

Div-Move. You can invest the dividends paid on your account ($50 minimum) into another account, within the same class, in any Eligible Fund.

The account must be either your account, a joint spousal account, or a custodial account for your minor child.

Investing By Phone. Upon completion and receipt of the attached application form (in particular, section 7), you can instruct the Fund by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares upon receipt of the money from your bank.

Systematic Withdrawal Plan ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.

      With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

      Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions."

Lord Abbett's Retirement Plans. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs (Traditional, Education and Roth) SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 1-800-842-0828.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 1-800-821-5129.

Householding. Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

Reinvestment Privilege. If you sell shares of the Fund, you have the one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Pricing Shares. The net asset value ("NAV") per share for each class of shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") by dividing a class's net assets by the number of shares outstanding. The Fund is open on those business days when the NYSE is open. Purchases and redemptions are executed at the next NAV to be calculated after your request is accepted.

--------------------------------------------------------------------------------
REDEMPTIONS

By Broker. Call your broker or investment professional for directions on how to redeem your shares.

By Telephone. To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative can call the Fund at 1-800-821-5129. The Fund will employ the procedures described in telephone exchanges to confirm that the instructions received are genuine.

The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

By Mail. Submit a written redemption request indicating your Fund's name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regard-ing proper documentation call 1-800-821-5129.

      We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name(s) and addresses in which the account is registered, or otherwise according to your instruction within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

      To determine if a CDSC applies to a redemption, see "Contingent Deferred Sales Charges" above.

--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS

Dividends. The Fund distributes most or all of its net earnings in the form of dividends which are paid to shareholders monthly.

Capital Gains Distributions. Any capital gains are paid at least annually and may be taken in cash or reinvested. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

Dividends/Capital Gains Receipt or Reinvestment. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

Taxes. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Each January the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

For more information about the tax consequences from dividends and distributions, see the Statement of Additional Information.

--------------------------------------------------------------------------------
OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages over $27 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

      The Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended December 31, 1997, the fee paid to Lord Abbett was at an annual rate of .46 of 1%. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

The Fund. The Fund is a diversified open-end management investment company established in 1976. Its Class A, B, C and P shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The Fund posted strong performance during the past fiscal year amid the continuing economic growth, low inflation and favorable interest-rate environment that characterized the period. Particularly beneficial to the Fund's performance was the portfolio's concentration in the telephone communications, media and energy sectors. Basic industry issues also generally outperformed the bond market. In addition, the robust U.S. economic growth provided significant increases in corporate profitability, which resulted in improved credit ratings and strong gains for many of our holdings. We have been devoting increasing amounts of time and resources to fundamental research, as financial markets have little tolerance for earnings shortfalls. Our U.S. Treasury and mortgage-related securities provided total returns in the 9.0% - 9.5% range during the year. However, significantly higher total returns earned by high-yield and convertible securities throughout the course of 1997 proved most beneficial to the Fund.

See the performance chart on the second to last page of this Prospectus.

--------------------------------------------------------------------------------
INVESTMENT POLICIES, RISKS AND LIMITS

The Fund is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Fund's performance. These policies have risks associated with them. However, the Fund follows certain practices that may reduce these risks. To the extent the Fund utilizes some of these policies, its overall performance may be positively or negatively affected.

High Yield Debt Securities: High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities.

Risk: The market for lower-rated bonds generally is less liquid than that for higher-rated bonds. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment. While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

Limit: We must keep at least 20% of the value of our total assets in (1) debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government).

In no event will we invest more than 10% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

Securities Lending: The lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

Risk: Delay in recovery of collateral and loss should the borrower of the security fail financially.

Limit: Loans, in the aggregate, may not exceed 30% of the Fund's total assets.

Selling Covered Call Options: A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price.

Risk: Although the Fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer.

Limit: The Fund may write covered call options on securities having an aggregate market value not to exceed 20% of the Fund's gross assets.

Foreign Securities: Foreign securities are securities primarily traded in countries outside the United States.

Risk: These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

Limit: The Fund may invest up to 20% of its assets at the time of investment in foreign securities.

Illiquid Securities: Securities not traded on the open market. May include illiquid Rule 144A securities.

Risk: Certain securities may be difficult or impossible to sell at the time and price the seller would like.

Limit: The Fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation.

OTHER POLICIES. (1) We may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium.

(2) Subject to the percentage limitations for purchases of other than debt securities described above, we may purchase common and preferred stocks.

(3) We may, but have no present intention to, invest in financial futures and options on financial futures and commit more than 5% of our gross assets to the lending of our portfolio securities. We may not borrow in excess of 33 1/3% of our gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes.

PORTFOLIO TURNOVER. The portfolio turnover rate for the fiscal year ended December 31, 1997 was 89.14%, compared to 106.79% for the prior fiscal year.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

OBJECTIVE, RESTRICTION AND POLICY CHANGES. We will not change our investment objective or our fundamental investment restrictions without shareholder approval. If we determine that our objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, we may make such change by disclosing it in our prospectus.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of its plan for distributing shares, the Fund, along with Lord Abbett Distributor, pays compensation to Authorized Institutions that sell the Fund's shares. These firms typically pass along a portion of this compensation to your investment professional.

Compensation payments originate from two sources: sales charges and 12b-1 fees that are paid out of the Fund's assets ("12b-1"refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the Fund for each share class. The sales charges and 12b-1 fees paid by investors are detailed in the class-by-class information under "Investor Expenses" and "Purchases." The portion of these expenses that are paid as compensation to Authorized Institutions, such as your dealer, are shown in the chart on the last page of this Prospectus. Sometimes compensation is not paid where tracking data is not available for certain accounts and where the Authorized Institution waives part or all of the compensation as with an account under a Mutual Fund Wrap-Fee Program.

Rule 12b-1 distribution fees may be used to pay for sales compensation to Authorized Institutions, for any activity which is primarily intended to result in the sale of shares and, for Class B shares, the financing of sales commissions.

First Year Compensation. Whenever you make an investment in the Fund, the Authorized Institution receives compensation as described in the chart on the last page of this Prospectus.

Annual Compensation After First Year. Beginning with the second year after an investment is made, the Authorized Institution receives annual compensation as described in the chart on the last page of this Prospectus.

Additional Concessions may be paid to Authorized Institutions from time to time.

--------------------------------------------------------------------------------
GLOSSARY OF TERMS

Additional Concessions. A supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares is available to Authorized Institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate.

      Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions."

Eligible Fund. (a) Any Lord Abbett-sponsored fund except certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett Research Fund -- Mid-Cap Series; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). (b) Any Authorized Institution's bond debenture money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

Employees of Lord Abbett/Fund Directors (Trustees). The terms "directors," "trustees" (of a Fund) and "employees" (of Lord Abbett) include a director's (trustee's) or employee's spouse (including the surviving spouse of a deceased director (trustee) or employee). The terms "directors," "trustees" and "employees of Lord Abbett" also include other family members and retired directors (trustees) and employees.

Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President.

      An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe, Executor
      of the Estate of John W. Doe

[Date]


o     In the case of the corporation -

      ABC Corporation
      Mary B. Doe
      By Mary B. Doe, President

[Date]


Lord Abbett Consultants/Advisers. Consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund.

Lord Abbett Distributor LLC. Lord Abbett Distributor is the Fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

Mutual Fund Wrap-Fee Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Retirement Plans. Employer-sponsored retirement plans under the Internal Revenue Code.

Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


Total Return. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. There is no CDSC for Class P shares. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

Yield. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rates for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B, Class C and P shares do not reflect the deduction of the CDSC.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.



The performance of the Class A shares which is shown in the comparison below will be greater than or less than that for Class B, C and P shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of change in value of a $10,000 investment in Class A shares in the Fund, assuming reinvestment of all dividends and distributions to three unmanaged indices: Salomon Brothers Broad Investment High-Grade Index, First Boston High-Yield Index, and the Value Line Convertible Index.

[The following is represented by a line Graph]


          The Fund (Class A   The Fund (Class A        Salomon Brothers    First Boston   Value Line
          shares) at          shares) at               Broad Investment    High-Yield     Convertible
Date      Net Asset Value     maximum offering price(1)High-Grade Index(2) Index (2)      Index (2)
12/31/87  10,000               9,523                   10,000              10,000         10,000
12/31/88  11,380              10,837                   10,798              11,365         11,598
12/31/89  11,956              11,38                    12,358              11,408         12,841
12/31/90  11,050              10,524                   13,482              10,680         12,364
12/31/91  15,287              14,558                   15,634              15,353         15,913
12/31/92  17,733              16,888                   16,821              17,911         18,114
12/31/93  20,564              19,584                   18,484              21,298         20,800
12/31/94  19,770              18,827                   17,958              21,091         19,702
12/31/95  23,230              22,122                   21,290              24,757         24,184
12/31/96  25,821              24,591                   22,060              27,832         29,069
12/31/97  29,099              27,713                   24,187              31,347         34,020


---------------------------------------------------
 Average Annual Total Return for Class A Shares(3)
---------------------------------------------------
   1 Year        5 Years      10 Years
    7.30%         9.34%        10.73%
---------------------------------------------------

---------------------------------------------------
 Average Annual Total Return for Class B Shares(4)
       1 Year     LIFE (8/1/96 - 12/31/97)
---------------------------------------------------
        7.39%               9.99%
---------------------------------------------------

---------------------------------------------------
 Average Annual Total Return for Class C Shares(5)
---------------------------------------------------
       1 Year     LIFE (7/15/96 - 12/31/97)
       11.96%              13.77%
---------------------------------------------------

(1) Data reflects the deduction of the maximum initial sales charge of 4.75% applicable to Class A shares.

(2) Performance numbers for the unmanaged Solomon Brothers Broad Investment High-Grade Index (source: Chase Global), First Boston High-Yield Index (source: CSFB), and Value Line Convertible Index (source: Morningstar) do not reflect transaction costs or management fees. An investor cannot invest directly in any of these unmanaged indices. A review of the Fund's 1997 annual shareholders' report shows a history of the Fund's portfolio blend changing through the years but composed primarily of three categories of securities: (i) high-yield corporate debt (including straight-preferred stocks), (ii) equity-related securities and (iii) high-grade debt. The three indices chosen to compare to the Fund's performance have elements of these three categories, but since there is no one index combining all three in the same annual blend as the Fund's portfolio, these three separate indices may not be a valid comparison for the Fund.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1997 using the SEC-required uniform method to compute such return.

(4) The Class B shares commenced operations on August 1, 1996. Performance numbers reflect the deduction of a 4% CDSC.

(5)   The Class C shares commenced operations on July 15, 1996.

                                                                     FIRST YEAR COMPENSATION
Class A investments
                                 Front-end
                                 sales charge              Dealer's
                                 paid by investors         concession              Service fee(1)         Total compensation(2)
                                 (% of offering price)     (% of offering price)   (%of net investment)   (% of offering price)
-------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                       4.75%                      4.00%                  0.25%                   4.24%
$50,000 - $99,999                       4.75%                      4.25%                  0.25%                   4.49%
$100,000 - $249,999                     3.75%                      3.25%                  0.25%                   3.49%
$250,000 - $499,999                     2.75%                      2.50%                  0.25%                   2.74%
$500,000 - $999,999                     2.00%                      1.75%                  0.25%                   2.00%
$1 million or more(3) or
Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
-------------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge            1.00%                  0.25%                   1.25%
Next $5 million above that    no front-end sales charge            0.55%                  0.25%                   0.80%
Next $40 million above that   no front-end sales charge            0.50%                  0.25%                   0.75%
Over $50 million              no front-end sales charge            0.25%                  0.25%                   0.50%
Class B investments                                                         Paid at time of sale (% of net asset value)
All amounts                   no front-end sales charge            3.75%                  0.25%                   4.00%
Class C investments
All amounts                   no front-end sales charge            0.75%                  0.25%                   1.00%
Class P investments                                                                    Percentage of average net assets
All amounts                   no front-end sales charge            0.25%                  0.20%                   0.45%

                                                                ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
All amounts                   no front-end sales charge            none                   0.25%                   0.25%
Class B  invest                                                                    Percentage of average net assets (4)
All amounts                   no front-end sales charge            none                   0.25%                   0.25%
Class C investments
All amounts                   no front-end sales charge            0.65%                  0.25%                   0.90%
Class P investments
All amounts                   no front-end sales charge            0.25%                  0.20%                   0.45%

(1) The service fee for Class A and P shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of C shares for fixed-income portfolios, such as the Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such Fund's shares. With respect to shares, CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.

LABD-1-598
(5/98)


May 1, 1998

                                                              Application Inside


Lord Abbett
Bond-Debenture Fund


LORD ABBETT
BOND-DEBENTURE FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

LORD ABBETT                                                          May 1, 1998

Statement of Additional Information


                                   Lord Abbett
                                 Bond-Debenture
                                   Fund, Inc.
--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities Dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at the General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998.

Lord Abbett Bond-Debenture Fund, Inc. (sometimes referred to as "we" or the "Fund") was organized in 1970 and was incorporated under Maryland law on January 23, 1976. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares. This statement of additional information offers four of those classes (A, B, C and P), $0.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                  TABLE OF CONTENTS                         Page

            1.    Investment Policies                       2
            2.    Directors and Officers                    3
            3.    Investment Advisory and Other Services    5
            4.    Portfolio Transactions                    6
            5.    Purchases, Redemptions and
                          Shareholder Services              7
            6.    Past Performance                         15
            7.    Taxes                                    16
            8.    Information About the Fund               17
            9.    Financial Statements                     17
            10.   Appendix                                 17

                                       1.
                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or (11) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

Portfolio Turnover Rate. For the year ended December 31, 1997, our portfolio turnover was 89.14% versus 106.79% for the prior year.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.


John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship, Inc.

8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.


The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                   For the Fiscal Year Ended December 31, 1997

       (1)                       (2)                  (3)                      (4)
                                                   Pension or             For Year Ended
                                                   Retirement Benefits    December 31, 1997
                                                   Accrued by the         Total Compensation
                              Aggregate            Fund and               Accrued by the Fund and
                              Compensation         Twelve Other Lord      Twelve Other Lord
                              Accrued by           Abbett-sponsored       Abbett-sponsored
Name of Director              the Fund(1)          Funds(2)               Funds(3)
----------------              -----------          --------               --------
E. Thayer Bigelow             $7,869               $17,068                $56,000
Stewart S. Dixon              $7,726               $32,190                $55,000
John C. Jansing               $7,726               $45,085(4)             $55,000
C. Alan MacDonald             $8,064               $30,703                $57,400
Hansel B. Millican, Jr.       $7,726               $37,747                $55,000
Thomas J. Neff                $7,869               $19,853                $56,000

(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

(2) The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

(3) This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of December 31, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $21,180; Mr. Dixon, $67,108; Mr. Jansing, $86,838; Mr. MacDonald, $39,508; Mr. Millican, $87,581and Mr. Neff, $87,615. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1997, each would own, the following: Mr. Bigelow, 26,688 shares; Mr. Dixon, 1,284 shares; Mr. Jansing, 1,503 shares; Mr. MacDonald, 64,893 shares; Mr. Millican, 103,529 shares; and Mr. Neff, 1,295 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees: Christopher Towle, age 40, Executive Vice President, Paul
A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas J. Baade, Zane E. Brown, age 46; Daniel E. Carper, age 46; Michael S. Goldstein, age 29, Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 formerly vice president and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice
President, Director and General Counsel of Kidder Peabody Asset Management, Inc.) ; Thomas F. Konop, age 56; Robert G. Morris, age 53; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; Richard S. Szaro, age 55; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of December 31, 1997, our officers and directors as a group owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the twelve general partners of Lord Abbett, six are officers and/or directors of the Fund: Zane E. Brown, Daniel E. Carper, Robert
S. Dow, Paul A. Hilstad, Robert G. Morris, and John J. Walsh. The six other general partners are: Stephen Allen, E. Wayne Nordberg, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management." Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among Classes A, B and C based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1997, 1996, and 1995, the management fees paid to Lord Abbett amounted to $11,621,344, $7,802,104, and $5,342,563, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Independent auditors perform audit services for the Fund, including the examination of financial statements included in our annual report to shareholders.


                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ending December 31, 1997, 1996 and 1995, we paid total commissions to independent broker-dealers of $14,773,720, $8,760,174, and $6,717,922, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of Class A shares on December 31, 1997 was computed as follows:

                                                      Class A
                                                      -------
Net asset value per share (net assets divided
by shares outstanding).......................         $ 9.76

Maximum offering price per share (net asset
value divided by .9525)......................         $10.25

The net asset value per share for the Class B, C and P shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B, C and P shares are offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years Lord Abbett, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                               Year Ended December 31,

                                         1997            1996            1995
                                         ----            ----            ----

Gross sales charge                   $12,867,756     $14,739,450     $12,694,946
Amount allowed to dealers            $11,119,368     $12,711,165     $10,898,476
                                     -----------     -----------     -----------
Net commissions
received by Lord Abbett              $ 1,748,388     $ 2,028,285     $ 1,796,470
                                     ===========     ===========     ===========

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors five different classes of shares. This Prospectus offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $ 5,369,967 under the A Plan, $ 2,452,228 under the B Plan and $ 3,466,612 under the C Plan. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and (b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares. As stated in the Prospectus, subject to certain expceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on               Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted   on Redemptions (As % of Amount Subject
                                        to Charge)
Before the 1st.............................................5.0%
On the 1st, before the 2nd.................................4.0%
On the 2nd, before the 3rd.................................3.0%
On the 3rd, before the 4th.................................3.0%
On the 4th, before the 5th.................................2.0%
On the 5th, before the 6th ................................1.0%
On or after the 6th anniversary............................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one, five and ten fiscal year(s) ending on December 31, 1997 were as follows: 7.30%, 9.34% and 10.73% for the Fund's Class A shares, respectively. The total return for Class B shares for the fiscal year ending on December 31, 1997 and for the period August 1, 1996 through December 31, 1997 were 7.39%, and 9.99%, respectively. For Class C shares for the fiscal year ending December 31, 1997 and for the period period July 15, 1996 through December 31, 1997, the total returns were 11.96%, and 13.77%, respectively.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 1997, the yield for the Class A, B and C shares of the Fund were 6.92%, 6.57% and 6.57%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.


As described in the Prospectus under "Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended December 31, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "CCC" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C OTHER INFORMATION


Item 24     Financial Statements and Exhibits

      (a)   Financial Statements
                 Part A - Financial Highlights for the ten years ended
                            December 31, 1997.

                 Part B - Statement of Net Assets at December 31, 1997.
                          Statement of Operations for the year ended December
                            31, 1997.
                          Statements of Changes in Net Assets for the years
                            ended December 31, 1997 and 1996.
                          Supplementary Financial Information for the five
                            years ended December 31, 1997.

      (b)   Exhibits -
                          99.B1   Articles of  Restatement*
                          99.B2   By-Laws*
                          99.B10  Consent of  Independent Auditors*
                          99.B16 Computation of Performance and Yield* Ex. 17 Financial Data Schedule*

                          Exhibits not mentioned above are not applicable.

                          *   Filed herewith.

Item 25.    Persons Controlled by or Under Common Control with Registrant

            None.

Item 26.    Number of Record Holders of Securities

            As of April 17, 1998    (Class A) - 86,962
                                    (Class B) - 14,071
                                    (Class C) - 13,206

Item 27.    Indemnification

      Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

      The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September

      4, 1980.

      In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      In addition, Registrant maintains a directors' and officers errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28.    Business and Other Connections of Investment Adviser

      Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 5,700 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or the capacity of director, officer, employee, or partner of any entity except as follows:

      John J. Walsh
      Trustee
      Brooklyn Hospital Center
      100 Parkside Avenue
      Brooklyn, N.Y.

Item 29.    (a) Principal Underwriter

            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett U.S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Securities Trust
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Adviser

            American Skandia Trust (Lord Abbett Growth and Income Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

                  Name and Principal      Positions and Offices
                  Business Address (1)    with Registrant

                  Robert S. Dow           Chairman and President
                  Paul A. Hilstad         Vice President & Secretary
                  Zane E. Brown           Vice President
                  Daniel E. Carper        Vice President
                  Robert G. Morris        Vice President
                  John J. Walsh           Vice President

            The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, Daria L. Foster,
W. Thomas Hudson, Michael B. McLaughlin, E. Wayne Nordberg and Robert J. Noelke.

            (1)   Each of the above has a principal business address:
                  767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 30.    Location of Accounts and Records

      Registrant maintains the records required by Rules 31a -1(a) and (b), and 31a - 2(a) at its main office.

      Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

      Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.    Management Services

      None

Item 32.    Undertakings

      (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                      -7-
                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1998.

                                 LORD ABBETT BOND-DEBENTURE FUND, INC.

                                          /s/ Robert S. Dow
                                 By       Robert  S. Dow,
                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Robert S. Dow                Chairman, President
                                 and Director               4/30/98
Robert S. Dow                   (Title)                    (Date)

/s/ Keith F. O'Connor            Vice President and
                                 Chief Financial Officer    4/30/98
Keith F. O'Connor               (Title)                    (Date)

/s/ E. Wayne Nordberg
                                 Director                   4/30/98
Wayne Nordberg                  (Title)                    (Date)

/s/ E. Thayer Bigelow
                                 Director                   4/30/98
Thayer Bigelow                   (Title)                    (Date)

/s/ Stewart S. Dixon
                                 Director                   4/30/98
Stewart S. Dixon                 (Title)                    (Date)

/s/ John C. Jansing
                                 Director                   4/30/98
John C. Jansing                  (Title)                    (Date)

/s/ C. Alan MacDonald
                                 Director                   4/30/98
C. Alan MacDonald                (Title)                    (Date)

/s/ Hansel B. Millican, Jr.
                                 Director                   4/30/98
Hansel B. Millican, Jr.          (Title)                    (Date)

/s/ Thomas J. Neff
                                 Director                   4/30/98
Thomas J. Neff                   (Title)                    (Date)